                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      INTERNET COMMUNICATIONS CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                       INTERNET COMMUNICATIONS CORPORATION
                      7100 East Belleview Avenue, Suite 201
                           Englewood, Colorado  80111
                           Telephone - (303) 770-7600




____________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
____________________________________________________________________________




                             To Be Held May 30, 1996


TO THE SHAREHOLDERS OF INTERNET COMMUNICATIONS CORPORATION:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Internet Communications Corporation, a Colorado Corporation ("Internet" or the "Company"), will be held at the Company's offices, 7100 E. Belleview Ave., Suite 201, Englewood, Colorado 80111, on May 30, 1996, at 3:00 p.m., Mountain Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

1.   To elect four directors to hold office for a one-year term; and

2. To approve the appointment of Hein + Associates as independent auditors for the fiscal year 1997.

3. To consider and act upon a proposal to approve the adoption of the Company's 1995 Stock Option Plan for Non-Employee Directors.

4. To consider and act upon a proposal to approve the adoption of the 1996 Incentive Stock Option Plan for employees.

5.   To transact such other business as may properly come before the meeting.

     Only holders of the voting no par value of common stock of the Company of record at the close of business on April 25, 1996 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

     All Shareholders, whether or not they expect to attend the Meeting in person, are urged to sign and date the enclosed Proxy and return it in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of proxy will not affect your right to vote in person if you attend the Meeting.


BY ORDER OF THE BOARD OF DIRECTORS




THOMAS C. GALLEY
CHAIRMAN & PRESIDENT


Englewood, Colorado
May 3, 1996

                       INTERNET COMMUNICATIONS CORPORATION
                      7100 East Belleview Avenue, Suite 201
                           Englewood, Colorado  80111
                           Telephone - (303) 770-7600




____________________________________________________________________________

                                PROXY STATEMENT
____________________________________________________________________________


                                  INTRODUCTION

     This proxy statement and the accompanying proxy are being mailed on or about May 8, 1996 to all Shareholders of record at the close of business on April 25, 1996, in connection with the Annual Meeting of Shareholders to be held May 30, 1996 at the Company's offices, 7100 E. Belleview Ave., Suite 201, Englewood, Colorado 80111 at 3:00 p.m., Mountain Daylight Time, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of Internet Communications Corporation ("Internet" or the "Company") for the Annual Meeting of Shareholders to by held May 30, 1996.

     Internet's Annual Report to Shareholders for the Company's fiscal year ended January 31, 1996 is being simultaneously mailed to the Company's Shareholders, but does not constitute part of the proxy soliciting materials.


                              PROXY SOLICITATION

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitation of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.


                              VOTING SECURITIES

     All Shareholders of record at the close of business on April 25, 1996, are entitled to vote on all business of the meeting. Each holder of the Company's Common Stock ("Common Stock") is entitled to one vote per share. The Company had 2,468,686 shares of Common Stock outstanding on such record date. The presence, in person or by proxy, of Shareholders entitled to cast at least a majority of the votes which all Shareholders are entitled to cast shall constitute a quorum. Cumulative voting in the election of Directors is not permitted.


                    SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the stock ownership as of April 15, 1996 of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, all Directors individually and all Directors and Officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

                                            AMOUNT OF
    NAME AND ADDRESS                        BENEFICIAL         PERCENT
  OF BENEFICIAL OWNER                       OWNERSHIP         OF CLASS
- -------------------------                   -----------       --------
Thomas C. Galley                            712,678(1)          27.4%
7100 E. Belleview Avenue
Suite 201
Englewood, Colorado  80111

Arnell J. Galley                            712,678(2)          27.4%
7100 E. Belleview Avenue
Suite 201
Englewood, Colorado  80111

Dale R. Morrison                            118,000              4.5%
4951 Indiana Avenue
Lisle, Illinois 60532

Peter J. Guglielmi                           10,000               .4%
8111 Woodside Lane
Burr Ridge, Illinois 60525

All Directors and                           840,678             32.3%
Officers as a Group (5 Persons)

_______________________________

(1) Includes 476,320 shares of Common Stock owned beneficially and of record, 132,358 shares owned beneficially by virtue of his wife's ownership of said shares, 25,000 shares owned beneficially and of record in joint tenancy with his wife, options to purchase 50,000 shares owned beneficially and options to purchase 29,000 shares owned beneficially by virtue of wife's ownership of said options.

(2) Includes 132,358 shares of Common Stock owned beneficially and of record, 476,320 shares owned beneficially by virtue of her husband's ownership of said shares, 25,000 shares owned beneficially and of record in joint tenancy with his wife, options to purchase 29,000 shares owned beneficially and options to purchase 50,000 shares owned beneficially by virtue of her husband's ownership of said options.

     There is no arrangement, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, if any, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, all of the Company's Officers and Directors have complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its Officers and Directors and their written representations that such reports accurately reflect all reportable transactions and holdings.

                           ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of Directors constituting the Board at four (4) and has selected the following nominees for election to a term of one year:

                                    Thomas C. Galley
                                    Arnell  J. Galley
                                    Peter A. Guglielmi
                                    Dale R. Morrison

     To be elected as a Director, the nominee must receive the favorable vote of a majority of the shares represented and entitled to be voted at the meeting.

     Directors are to be elected at the annual meeting to hold an office for a term specified and until their successors are elected and qualified. Unless authority to vote for directors is withheld in the proxy, the persons named in the accompanying proxy intend to vote for the election of the four
(4) nominees listed above.

     All nominees have indicated a willingness to serve as Directors, but if any of them should decline or be unable to act as a Director, the persons named in the Proxy will vote for the election of a another person or persons as the Board of Director recommends. Thomas C. Galley and Arnell J. Galley, husband and wife, have served upon the Board of Directors since 1990. Peter
A. Guglielmi was appointed to the Board on July 24, 1995.

     All Directors will hold office until the next Annual Meeting of Shareholders.

     The Board of Directors met four (4) times during the fiscal year ended January 31, 1996. All of the Directors attended at least 75 percent of the aggregate meetings of the Board except for Mr. Morrison. The Board of Directors has not designated a compensation and/audit committee.


             DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT


     The Directors and Executive Officers of the Company are as follows:


Name                 Age        Positions and Offices Held
- ----                 ---        --------------------------
Thomas C. Galley     40         President, Chief Executive Officer and Director

Arnell J. Galley     40         Secretary and Director

Peter A. Guglielmi   53         Director

Dale R. Morrison     40         Director

Benjamin T. Kelly    49         Treasurer and Chief Financial Officer


     On May 1, 1994, the Company entered into an employment agreement with its president, Thomas C. Galley, which extends until January 31, 1999. Under the Agreement, Mr. Galley is to receive a base salary of $180,000 which increases by 15% per year on February 1st of each subsequent year. Mr. Galley is also to receive a bonus of between 4% to 6% of earnings before taxes and bonus based on the following:


 BEFORE TAX NET PROFIT              BONUS PERCENTAGE OF
 AS PERCENTAGE OF SALES             BEFORE TAX NET PROFITS
 ----------------------             ----------------------
 a.  3% or less of gross sales      a.  4% of before tax net profit

 b.  More than 3% but less          b.  5% of before tax net profit
      than 5% of gross sales

 c.  More than 5% of gross sales    c.  6% of before tax net profit

     The agreement is cancelable for cause, and may be terminated by the Company for reasons other than cause. In which event, Mr. Galley shall receive as his severance compensation an amount equal to his annual base salary payable over thirty-six months.

     Each of the other executive officers has signed a non-compete agreement with the Company. There are non-compete and confidentiality agreements with sales account executives and engineers. Such agreements generally provide that in the event of the employee's termination the employee will not (i) compete with the Company for a period of two years after the termination of employment within a radius of 100 miles of any office of the Company or any subsidiary of the Company; (ii) solicit, directly or indirectly, any customer of the Company or any subsidiary of the Company for a period of three years;
(iii) release Company trade secrets and proprietary information; and (iv) if terminated by the Company, without cause, the employee is entitled to 10 days' severance compensation. Except for the fact that Thomas C. Galley and Arnell J. Galley are husband and wife, there is no family relationship between any Director or Executive Officer of the Company. The Company currently has no Audit, Nominating Committee or compensation committees performing a similar function. Executive compensation for officers other than the President, is determined on an annual basis by the Board of Directors and is based upon operating results and department budgets for the upcoming fiscal year.

     Officers of the Company are elected annually by, and serve at the discretion of, the Board of Directors.

OFFICERS AND DIRECTORS OF THE COMPANY

     The following sets forth biographical information as to the business experience of each Officer and Director of the Company for at least the past five years.

     THOMAS C. GALLEY -- PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. In 1986, Mr. Galley co-founded Internet Datacomm, Inc., which was subsequently acquired and merged into the Company, and since February 1990, has served as the Company's President, Chief Executive Officer and member of its Board of Directors.

     ARNELL J. GALLEY -- SECRETARY AND DIRECTOR. Ms. Galley co-founded Internet Datacomm, Inc. in 1986 which was subsequently acquired and merged into the Company. Since February 1990, Ms. Galley has served as the Company's Secretary and a member of its Board of Directors, and previously held the positions of Secretary, Treasurer and Vice President of IDI. She currently holds the position of Director of Corporate Services.

     PETER A. GUGLIELMI -- DIRECTOR. Mr. Guglielmi was appointed to the Company's Board of Directors on July 24, 1995. Currently and for the past five years, Mr. Guglielmi has served as President of Tellabs International, Inc., a major supplier of hardware products to the telecommunications industry. Previously, he was Executive Vice President of Finance and Operations for Tellabs International.

     DALE R. MORRISON -- DIRECTOR. Mr. Morrison became associated with Internet Datacomm, Inc. in July 1986 in the position of Vice President. Since February 1990, Mr. Morrison has served as the Company's Vice President and Director. He resigned as Vice President and left the employment of the Company on June 30, 1994. Mr.

Morrison remains as a member of the Board of Directors. Mr. Morrison holds a Bachelor of Science Degree in Business Management from the University of Northern Colorado.

     BENJAMIN T. KELLY -- TREASURER AND CHIEF FINANCIAL OFFICER. Mr. Kelly became associated with the Company in August, 1995 in the position of Chief Financial Officer and on September 16, 1995, was appointed the Company's Treasurer. Prior to joining the Company, Mr. Kelly was President of BenchMark Consulting Group and served as Executive Vice President or Chief Financial Officer in two high technology firms. He holds a Bachelor of Science in Business Administration from Creighton University and a MBA from the University of Denver. He is also licensed as a Certified Public Accountant in the State of Colorado.


                        EXECUTIVE COMPENSATION

     The following table sets forth the total remuneration paid during the Company's last fiscal year ended January 31, 1996 and the prior two years to the Chief Executive Officer, the only executive officer whose total cash and non-cash compensation exceeded $100,000.

                      SUMMARY COMPENSATION TABLE

               ANNUAL COMPENSATION                                 LONG TERM COMPENSATION
- ------------------------------------------------------------   ------------------------------
                                                                AWARDS                  PAY-
                                                                                        OUTS
                                                               ----------               ----
        (a)           (b)        (c)        (d)       (e)          (f)        (g)       (h)       (i)
                                                      OTHER                                       ALL
       NAME                                          ANNUAL    RESTRICTED               LTIP     OTHER
       AND                                           COMPEN-      STOCK     OPTIONS/    PAY-    COMPEN-
     PRINCIPAL                  SALARY     BONUS     SATION     AWARD(S)      SARS      OUTS    SATION
     POSITION       YEAR (1)     ($)        ($)       ($)          ($)       (#)(2)      ($)    ($)(3)
- -----------------   --------   --------    -----     -------   -----------  --------    -----   -------
Thomas C. Galley,     1996     $156,000      $0                                None             $9,000
                      1995     $175,816      $0                                None             $9,000
President and CEO     1994     $145,000   $25,460                            50,000             $9,000

- ----------
(1)  Periods presented are for the years ended January 31.
(2) Number of shares of Common Stock subject to options granted during the year indicated.
(3) Represents personal use of company car and other benefits valued at $750 per month (1996, 1995, and 1994) per month.





STOCK OPTION GRANTS IN FISCAL YEAR ENDED JANUARY 31, 1996.

     The following table sets forth certain information regarding options to purchase shares of Common Stock granted to the Executive Officer of the Company listed in the Executive Compensation Table during the Company's fiscal year ended January 31, 1996:

         OPTION GRANTS IN FISCAL YEAR ENDED JANUARY 31, 1996
- ------------------------------------------------------------------------------

       (a)             (b)          (c)           (d)         (e)
                                % OF TOTAL
                                  OPTIONS
                                GRANTED TO
                     OPTIONS     EMPLOYEES     EXERCISE    EXPIRATION
NAME                 GRANTED      IN 1995        PRICE        DATE
- ----                 -------    -----------    --------    ----------
Thomas C. Galley      None          N/A           N/A          N/A


AGGREGATE OPTIONS EXERCISED DURING 1995 AND OPTION VALUES AT JANUARY 31, 1996

     The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company's fiscal year ended January 31, 1996 and the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's fiscal year by the Executive Officer of the Company named in the Summary Compensation Table:


AGGREGATE OPTIONS EXERCISED DURING 1995 AND OPTION VALUES AT JANUARY 31, 1996
- ------------------------------------------------------------------------------

       (a)                (b)            (c)              (d)               (e)
                                                                       VALUE (1) OF
                                                      NUMBER OF         UNEXERCISED
                                                      UNEXERCISED      IN-THE-MONEY
                                                      OPTIONS AT        OPTIONS AT
                                                        1/31/96           1/31/96
                   SHARES ACQUIRED                    EXERCISABLE/     EXERCISABLE/
NAME                 ON EXERCISE    VALUE REALIZED    UNEXERCISABLE    UNEXERCISABLE
- ----               ---------------  --------------    -------------  -----------------
Thomas C. Galley(2)      None             --          50,000/50,000  $175,000/$175,000

__________________

(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value per share of Common Stock of $3.50 at January 31, 1996, and the option exercise price per share multiplied by the number of shares subject to options.

(2) On April 17, 1996, the Company initiated a program under which all employees holding unexercised non-qualified stock options would allow the unexercised non-qualified stock options to expire and would be issued new incentive stock options at fair market value in accordance with the incentive stock plan to be submitted for shareholder approval at the annual meeting to be held May 30, 1996. Under this program, Mr. Galley would surrender non-qualified stock options and would be issued 100,000 shares of incentive stock options at a 110% of fair market value or $4.125 per share.


                            CERTAIN TRANSACTIONS

     During the last fiscal year, there were no transactions and there are no currently proposed transactions to which the Company was or is to be a party, in which the amount involved exceeded $60,000 and in which any Director or Officer or any holder of over five percent of the Company's outstanding stock had a direct or indirect material interest.

                   APPOINTMENT OF INDEPENDENT AUDITORS

     The independent accounting firm of Hein + Associates LLP audited the financial statements of the

Company for the period ended January 31, 1996, and has been selected for such capacity for the current fiscal year.


     It is expected that representatives of Hein + Associates will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

           ADOPTION OF 1995 NON-EMPLOYEE  DIRECTOR STOCK OPTION PLAN

     The Board of Directors intends to present at the Annual Meeting a proposal to approve the adoption of the Company's 1995 Non-Employee Director Stock Option Plan (the "Plan") and to reserve an aggregate of 40,000 shares of common stock for future issuance thereunder to non-employee Directors of the Company.

     The Board of Directors adopted the 1995 Plan on July 24, 1995, subject to its approval by the shareholders of the Company at the Annual Meeting. A copy of the Plan appears as an appendix to this Proxy Statement.

     The Plan is intended to provide incentives to officers, directors, key employees and other persons who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in the Company. The Board of Directors believes that this will help to align the interests of the Company's management with the interests of the Company's shareholders. Only non-employee Directors of the Company are eligible to receive Options under the Plan. An Option under which a total of 10,000 shares of common stock shall be automatically granted to each non-employee Director upon his or her election to the Board, subject to the following vesting schedule:

       YEARS AFTER GRANT DATE    EXERCISABLE PERCENTAGE OF SHARES
       ----------------------    --------------------------------
       One Year                             33 1/3%
       Two Years                            66 2/3%
       Three Years                          100%

     All Options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "code"). The exercise price of such options may not be less than 100% of the fair market value of the common stock on the date of the grant and the term of any such option may not exceed 10 years. Fair market value is the closing bid price for the Company's shares of common stock as reported by the National Market System of the National Association of Securities Dealers, Inc. or such national stock exchange on which the stock may then be traded.

     Options granted under the Plan are not transferable (except by the laws of descent and distribution) and, with certain exceptions, may be exercised by the optionee only during the period of his or her employment or within three months after termination of employment. Any shares subject to Options that expire or otherwise terminate without having been exercised in full are available for future grant under the Plan.

     ADMINISTRATION OF THE PLAN.  The Plan is administered by the Board of
Directors.   The Board also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under the Plan, and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. Unless sooner terminated by the Committee, the Plan will terminate on July 24, 2005. Neither Bonus Shares nor Options can be granted after that date, although Options granted before the Plan terminates will expire in accordance with their terms, even if after the Plan termination date.

     ADJUSTMENT. In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Options and in the exercise price and in the number of shares subject to each outstanding Option. The Board of Directors also may make provisions for adjusting the shares subject to each outstanding Option. The Board of Directors also may make provisions for adjusting the number of underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, right offerings, or other increases or reductions of shares of the Company's outstanding common stock. Options may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation.
The Plan also provides that in the event of a tender offer or exchange offer for the Company, certain mergers or consolidations, or certain changes in control of the Company or of its Board of Directors, outstanding Options previously subject to vesting provisions will vest immediately.

     TAX MATTERS. The Company believes that, under the applicable provisions of the Code and the regulations of the United States Treasury Department currently in effect, a grantee will not incur any United States Federal income tax upon the grant of an option which is an incentive stock option.

     The Board of Directors recommends that the Plan be approved and adopted. A majority vote of the shares represented and entitled to be voted as the meeting is needed to approve the Plan.

                  ADOPTION OF 1996 INCENTIVE STOCK PLAN

     The Board of Directors intends to present at the Annual Meeting a proposal to approve the adoption of the Company's 1996 Incentive Stock Plan (the "1996 Plan") and to reserve an aggregate of 500,000 shares of common stock for issuance thereunder to employees and consultants with continuous status as an employee or consultant of the Company. The plan allows for the issuance of incentive stock options, non-qualified stock options, and stock purchase rights.

     The Board of Directors adopted the 1996 Plan on March 18, 1996, subject to its approval by the shareholders of the Company at the Annual Meeting. A copy of the Plan appears as an appendix to this Proxy Statement.

     The Plan is intended to provide incentives to officers, directors, key employees and other persons who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in the Company. The Board of Directors believes that this will help to align the interests of the Company's management with the interests of the Company's shareholders. Only employees and consultants of the Company are eligible to receive Options or Stock Purchase Rights under the Plan. Options and Stock Purchase Rights are subject to the following vesting:

       YEARS AFTER GRANT DATE    EXERCISABLE PERCENTAGE OF SHARES
       ----------------------    --------------------------------
       At Grant Date                           25%
       One Year                                25%
       Two Years                               25%
       Three Years                             25%

     Some Options granted under the Plan may be intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "code"). The exercise price of such options may not be less than 100% of the fair market value of the common stock on the date of the grant and the term of any such option may not exceed 10 years. Fair market value is the closing bid price for the Company's shares of common stock as reported by the National Market System of the National Association of Securities Dealers, Inc. or such national stock exchange on which the stock may then be traded. Options and Stock Purchase Rights granted under the Plan are not transferable (except by the laws of descent and distribution) and, with certain exceptions, may be exercised by the optionee only during the period of his or her employment or within three months after termination of employment. Any shares subject to Options that expire or otherwise terminate without having been exercised in full are available for future grant under the Plan.

     ADMINISTRATION OF THE PLAN.  The Plan is administered by the Board of
Directors.   The Board also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under the Plan, and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board is authorized to increase the number of shares reserved for the plan by an number not to exceed 25% or 125,000 shares. Unless sooner terminated by the Committee, the Plan will terminate on July 1, 2001.

     ADJUSTMENT. In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Options and Stock Purchase Rights and in the exercise price and in the number of shares subject to each outstanding Option. The Board of Directors also may make provisions for adjusting the number of underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, right offerings, or other increases or reductions of shares of the Company's outstanding common stock. Options and Stock Purchase Rights may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option or Stock Purchase Rights on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation. The Plan also provides that in the event of a tender offer or exchange offer for the Company, certain mergers or consolidations, or certain changes in control of the Company or of its Board of Directors, outstanding Options previously subject to vesting provisions will vest immediately.

     TAX MATTERS. The Company believes that, under the applicable provisions of the Code and the regulations of the United States Treasury Department currently in effect, a grantee will not incur any United States Federal income tax upon the grant of an option which is an incentive stock option.

     The Board of Directors recommends that the 1996 Incentive Stock Option Plan be approved and adopted. A majority vote of the shares represented and entitled to be voted at the meeting are needed to approve the 1996 Plan.

                             OTHER BUSINESS

     The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the person named in the enclosed proxy form will vote the proxies in accordance with his best judgment.

                    PROPOSALS FOR 1997 ANNUAL MEETING

     It is anticipated that the 1997 annual meeting of shareholders will be held in May 1997. Shareholders' proposals for inclusion in the Company's proxy statement for that meeting must be received by the Secretary of the Company no later than December 31, 1996.





THOMAS C. GALLEY
CHAIRMAN & PRESIDENT



Englewood, Colorado
May 3, 1996

                    INTERNET COMMUNICATIONS CORPORATION
                        1995 STOCK OPTION PLAN FOR
                          NON-EMPLOYEE DIRECTORS


1.   PURPOSE OF THE PLAN.

     The purpose of the 1995 Stock Option Plan for Corporate Non-Employee Directors ("Plan") is to advance the interests of INTERNET COMMUNICATIONS CORPORATION ("the Corporation") by encouraging and facilitating the acquisition of a larger personal financial interest in the Corporation by non-employee corporate directors upon whose judgment and interest the Corporation is heavily dependent for the successful conduct of its operation. It is anticipated that the Plan will encourage such directors to continue to serve as directors and officers of the Corporation and that the opportunity to obtain such a financial interest will prove attractive to potential new directors and will assist the Corporation in attracting such individuals to serve in that capacity.

2.   DEFINITIONS.

     A.  "1934 Act" means the Securities Exchange Act of 1934, as amended.

     B. "Board" means the Board of Directors of Internet Communications Corporation, a Colorado corporation.

     C.  "Code" means the Internal Revenue Code of 1986, as amended.

     D. "Common Stock" or "Stock" means the common stock of the Corporation, no par value per share.

     E. "Corporation" means Internet Communications Corporation, a Colorado corporation.

     F. "Fair Market Value" means an amount equal to the closing price on the applicable date for sales of shares of Common Stock made and reported through the National Market System of the National Association of Securities Dealers, Inc. or such national stock exchange on which the Stock may then be listed and which constitutes the principal market for the Stock, or, if no sales of Stock shall have been reported with respect to that date, on the next preceding date with respect to which sales are reported.

     G. "Grant Date" means the date on which any Option shall be duly granted under Article 5 hereof.

     H.  "Grantee" means an individual who has been granted an Option.

     I. "Non-Employee Director" means any member of the Board who is not an officer or full-time employee of the Corporation or any of its subsidiaries.

     J. "Option" means an option granted under the Plan to purchase shares of Common Stock.

     K. "Option Agreement" means the agreement between the Corporation and the Grantee evidencing the Option granted under the plan and specifying the terms and conditions of such Option.

     L. "Rule 16b-3" means Rule 16b-3 or any successor rule or rules applicable to Options granted under the Plan promulgated by the Securities and Exchange Commission under Section 16(b) of the 1934 Act.

3.   SHARES SUBJECT TO OPTION.

     Subject to adjustment as provided in Article 12, the number of shares of Common Stock of the Corporation which may be sold upon the exercise of Options granted under the Plan, and accordingly the number of shares for which Options may be granted, shall not exceed 40,000 shares. Such number of authorized but unissued shares shall be reserved for this purpose. The aggregate number of shares of Common Stock available under the Plan shall be subject to adjustment as set forth in Article 12 hereunder. Shares sold upon the exercise of Options granted under the Plan may come from authorized but unissued shares. If any unexercised Option for any reason terminates or expires in whole or in part prior to the termination of the Plan, the unpurchased shares subject thereto shall become available for the granting of other Options under the Plan. Any stock issued as the result of the exercise of the options shall be registered pursuant to the Securities Act of 1933 at the Corporation's expense.

4.   ADMINISTRATION OF THE PLAN.

     The Plan shall be generally administered by the Board. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the written consent of all of its members.

     The Board shall have full authority to interpret the Plan, to determine the terms and provisions of Option Agreements, to require withholding from or payment in cash by a Grantee of any federal, state or local taxes and to make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan.

     All decisions made by the Board in the matters referred to in this
Article 4 shall be conclusive and binding. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

5.   GRANT OF OPTIONS.

         A. An Option under which a total of 10,000 shares of Common Stock shall be automatically granted to each Non-Employee Director upon the date of his or her election to the Board, subject to the following vesting schedule:

                                      EXERCISABLE
                    YEARS AFTER       PERCENTAGE
                    GRANT DATE         OF SHARES
                    -----------       -----------
                    One Year            33 1/3%
                    Two Years           66 2/3%
                    Three Years         100.00%

         B. On each annual anniversary of the day on which the Non-Employee Director was elected to the Board, such Non-Employee Director shall be granted an immediately invested option to purchase 2000 shares of Common Stock, provided he or she continues to serve as a Non-Employee Director as of such anniversary date.

         C. Options shall be automatically granted under the Plan in the aforesaid amounts and on said dates without further action or authorization by the Corporation or Board.

6.   OPTION AGREEMENTS.

     The officers of the Corporation are authorized and directed, upon receipt of notice from the Board of the granting of an Option, to sign and deliver on behalf of the Corporation, by mail or otherwise, to the Grantee an Option upon the terms and conditions specified under the Plan and in the form of an Option Agreement. The Option Agreement shall be dated and signed by an officer of the Corporation as of the date of approval of the granting of an Option by the Board. If the Grantee fails to sign and return the Option Agreement, by delivery or by mailing, within thirty (30) days after the date of its delivery or mailing to him, the Option grant shall be deemed withdrawn.

7.   OPTION PRICE.

     The purchase price of each share of Common Stock covered by each Option shall be not less than the Fair Market Value per share of such Stock on the Grant Date.

8.   NON-TRANSFERABILITY OF OPTIONS.

     Any Option granted hereunder shall, by its terms, be non-transferable by a Grantee other than by will or the laws of descent and shall be exercisable during the Grantee's lifetime solely by the Grantee or the grantee's duly appointed guardian or personal representative.

9.   EXERCISE AND TERM OF OPTION.

     Each Option described above shall be exercisable in full upon the earlier to occur of (a) the date on which it becomes vested pursuant to
Article 5, or (b) the death, disability (as defined in Section 22(e)(3) of the Code) or termination of directorship.

     No Option may be exercised if in the determination of the Board the issuance or sale of Stock or payment of cash by the Corporation, as appropriate, pursuant to such exercise shall for any reason be unlawful or fail to comply with any requirements of any national securities exchange on which the Stock is then listed or any other regulatory body having jurisdiction with respect thereto. Further, no Option may be exercised after the expiration of ten (10) years from the Grant Date. In no event shall the Corporation be required to issue fractional shares upon the exercise of an Option.

10.  METHOD OF EXERCISE.

     To the extent that the right to purchase shares pursuant to an Option has accrued hereunder, such Option shall be exercised as provided in this
Article 10. An Option may be exercised from time to time by written notice to the Corporation setting the number of shares being purchased and accompanied by the payment in full of the Option price for such shares. Such payment shall be made in cash, outstanding shares of the Common Stock or in combinations thereof. If shares of Common Stock are used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option at the Fair Market Value of the shares. Any certificates evidencing shares of Common Stock used to pay the Option price shall be accompanied by stock powers duly endorsed in blank by the registered holder of the certificate (with signatures thereon guaranteed). In the event the certificates tendered by the Grantee in such payment cover more shares than are required for such payment, the certificate shall also be accompanied by instructions from the Grantee to the Corporation's transfer agent with regard to the disposition of the balance of the shares covered thereby.

11.  EFFECT OF TERMINATION OF DIRECTORSHIP, DISABILITY OR DEATH.

     In the event a Grantee ceases to be a director of the Corporation for any reason prior to the occurrence of a Change in Control (as described in Article 12), any Option or unexercised portion thereof granted under this Plan may be exercised, to the extent such Option would have been exercisable by the Grantee hereunder on the date on which the Grantee ceased to be a director, within three (3) months of such date, but in no event later than the date of expiration of the term of the Option. In the event a Grantee ceases to be a director of the Corporation for any reason following the occurrence of a Change in Control (as described in Article 12), any Option or unexercised portion thereof granted under this Plan may be exercised, to the extent such Option would have been exercisable by the Grantee hereunder on the date on which the Grantee ceased to be a director, within seven (7) months of such date, but in no event later than the date of expiration of the term of the Option. In the event of the death or disability (as defined in Section 22(e)(3) of the Code) of the Grantee while a director of the Corporation or within not more than three (3) months after the date on which the Grantee ceases to be a director, any Option or unexercised portion thereof may be exercised, to the extent exercisable at the date of such death or disability, by the Grantee's personal representatives, heirs or legatees at any time prior to one (1) year after the date on which the Grantee ceased to be a director, but in no event later than the date of the expiration of the term of the Option.

12.  EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.

     Except as provided below, the Board shall make equitable adjustments in the number and class of shares of stock subject to the Plan, and to the Option rights granted hereunder and the exercise prices of such Option rights, in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, acquisition, separation or other change in the capital structure of the Corporation. Upon the occasion of a liquidation of the Corporation, or a merger, reorganization or consolidation of the Corporation in which the Corporation is not the surviving corporation (other than a merger, reorganization or consolidation of the Corporation with or into a corporation or corporations owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), each Grantee shall have the right immediately prior to such liquidation, merger, recapitalization or consolidation of the Corporation to exercise the Grantee's Options in whole or in part. Notwithstanding the foregoing provisions of this Article 12, in the event a Change in Control (as described below) shall occur, each Grantee shall have the right to exercise his Options in whole or in part.

     For purposes of this Article 12, a "Change in Control" shall be deemed to occur when and only when the first of the following events occurs:

         A. any person becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding voting securities and a majority of the Incumbent Board does not approve the acquisition before the acquisition occurs; or

         B. members of the Incumbent Board cease to constitute a majority of the Board of Directors.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred pursuant to paragraph A. above solely because twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities is acquired by (i) one or more employee benefit plans maintained by the Corporation or any of its subsidiaries, or (ii) any person who, as of the Effective Date of this Plan, was a beneficial owner of ten percent (10%) or more of the combined voting power of the Corporation's outstanding securities as of such Effective Date. The terms "person" and "beneficial owner" shall have the same meaning ascribed to such terms in
Section 3(a) and 13(d) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder; and "Incumbent Board" shall mean (i) the members of the Board on the Effective Date of this Plan and (ii) any individual who becomes a member of the Board after such Effective Date, if his or her election or nomination for election as a director was approved by the affirmative vote of a majority of the then Incumbent Board.

13.  STOCKHOLDER RIGHTS.

     Grantee shall not, by reason of any Options granted hereunder, have any rights of a stockholder of the Corporation, except with respect to shares issued pursuant to the exercise of an Option.

14.  ADDITIONAL RESTRICTIONS.

     Options shall not be exercisable for six (6) months after the Grant Date unless (i) the Grantee dies or becomes disabled within such six-month period; or (ii) in the opinion of counsel for the Corporation, such requirement is unnecessary to exempt the grant of the Option and the acquisition of Common Stock upon exercise from Section 16(b) of the 1934 Act.

15.  CONTROLLING LAW.

     The corporate law of the State of Colorado shall govern all issues concerning the relative rights of the Corporation and the Grantees with respect to Options granted and Stock issuable under the Plan. The law of the State of Colorado, except its law with respect to choice of law, shall be controlling in all other matters relating to the Plan.

16.  INDEMNIFICATION.

     In addition to such other rights of indemnification as they may have as members of the Board or as directors or officers generally, the members of the Board administering the Plan and the members of the Board shall be indemnified by the Corporation against the reasonable expenses, including attorneys fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member acted in bad faith in the performance of his or her duties; provided that within twenty (20) days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

17.  USE OF PROCEEDS.

     The proceeds from the sale of shares of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

18.  EFFECTIVE DATE OF PLAN.

     The Plan is effective July 24, 1995, ("Effective Date"), the date it was originally adopted by the Board of Directors of the Corporation, subject to approval by shareholders of the Corporation within twelve (12) months of said date. Neither the Plan nor any option granted under the Plan shall become binding until the Plan has been so approved.

19.  AMENDMENT OR TERMINATION OF THE PLAN.

     The Board may from time to time amend the Plan as it shall deem advisable but not more than once every six months except to comport to changes in the Code or rules and regulations promulgated thereunder; and, provided further, that except as provided in Article 12 hereof, no amendment shall, without such approval thereof by the stockholders of the Corporation as may then be required by Rule 16b-3, any national securities exchange or system on which the Stock is then listed or reported, or any regulatory body having jurisdiction with respect thereto, have the result of:

         (a) increasing the number of shares of Common Stock reserved for Options that may be granted under this Plan;

         (b) changing the manner of determining the Option exercise price;

         (c) increasing the maximum term of the Options provided for herein;

         (d) changing the class of persons eligible to receive Options under this Plan; or

         (e) materially increasing in any other fashion the benefits accruing to Grantees under the Plan.

     The Plan shall terminate at such time as the Board may determine.

     No amendment or termination of the Plan or any provision hereof shall, without the written consent of the Grantee, adversely affect any Option theretofore granted to such Grantee under the Plan.

                   INTERNET COMMUNICATIONS CORPORATION
                            INCENTIVE STOCK PLAN


     1. PURPOSE OF PLAN. This Incentive Stock Plan is intended to encourage ownership of shares of Internet Communications Corporation (the "Corporation") by key Employees and Consultants of the Corporation, thereby providing additional incentive for such Employees and Consultants to promote the success of the business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement. The Board also has the discretion to grant Stock Purchase Rights, or to issue stock to Employees in consideration of past services.

     2.  DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Corporation, if no Committee is appointed.

         (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "CORPORATION" shall mean Internet Communications Corporation, a Colorado Corporation.

         (d) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 4 of the Plan, if one is appointed.

         (e) "CONSULTANT" shall mean any person, including directors, performing services for the benefit of the Corporation as an independent consultant or advisor.

         (f) "CONTINUOUS STATUS AS AN EMPLOYEE OR A CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or a Consultant, as applicable. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, leave of absence or sabbatical, the "loan" of the Employee or Consultant to another business or agency, or any other leave of absence approved by the Board.

         (g) "EMPLOYEE" shall mean any person employed by the Company or any Parent or Subsidiary of the Corporation in a management position or in a position requiring specialized training or expertise. The payment of a director's fee by the Corporation shall not be sufficient to constitute "employment" by the Corporation.

         (h) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (i) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

         (j)  "OPTION" shall mean a stock option granted pursuant to the Plan.

         (k)  "OPTIONED STOCK" shall mean the Stock subject to an Option.

         (l) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

         (m) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

         (n)  "PLAN" shall mean this Incentive Stock Plan.

         (o) "PURCHASER" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

         (p) "SHARE" shall mean a share of the Stock, as adjusted in accordance with Section 11 of the Plan.

         (q)  "STOCK" shall mean the Common Stock of the Corporation.

         (r) "STOCK OPTION AGREEMENT" shall mean the written agreement setting forth the grant of an Option and terms and conditions relating thereto (which need not be the same for each Option), in the form attached hereto or such other form as the Board in its discretion may approve.

         (s) "STOCK PURCHASE AGREEMENT" shall mean a written agreement (which need not be the same for each Stock Purchase Right) setting forth the terms and conditions relating to the purchase of Stock under a Stock Purchase Right, in such form as the Board in its discretion may approve.

         (t) "STOCK PURCHASE RIGHT" shall mean a purchase of Stock pursuant to the Plan.

         (u) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3. SHARES SUBJECT TO PLAN. There will be reserved for use from time to time under the Plan, an aggregate of 500,000 shares of Stock of no par value of the Corporation. As the Board of Directors of the Corporation shall from time to time determine, the Shares may be in whole or in part authorized but unissued Shares or issued Shares which shall have been reacquired by the Corporation. If an Option should expire or become unexercisable for any reason without having been exercised in full, or if any shares of Stock are repurchased by or forfeited to the Corporation, the unpurchased, repurchased, or forfeited

Shares which were subject thereto shall become available for future grant or sale under the Plan unless the Plan shall have been terminated.

     4.  ADMINISTRATION OF PLAN.

     (a) COMMITTEE. The Plan shall be administered by the Board of Directors of the Corporation; provided that the Board of Directors may appoint a Committee, which shall consist of not less than three (3) members of the Board of Directors. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members and action so taken shall be fully as effective as if it had been taken by a vote held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its obligation to the Corporation, its shareholders, and its option holders, the Committee's interpretation and construction of any of the provisions of this Plan, or of any rules promulgated under this Plan, shall be final and binding on all Optionees, Purchasers, and any other holders of any Options or Stock Purchase Rights granted under the Plan, unless overturned by the Board of Directors. No member of the Committee shall be liable for any action or determination made in good faith in connection with this Plan.

     (b) INTERESTED DIRECTORS. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to said Board or Committee member.

     (c) POWER OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 6 of the Plan, the fair market value of the Stock; (iii) to determine the exercise price per share of Options, or Stock Purchase Rights to be granted, which exercise price shall be determined in accordance with Section 6 of the Plan; (iv) to determine the Employees and Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right;
(v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option or Stock Purchase Right granted (which need not be the same for each Option or Stock Purchase Right granted) and, with the consent of the holder thereof, modify, terminate or amend each Option or Stock

Purchase Right; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     5.  ELIGIBILITY.

     (a) GENERALLY. Options and Stock Purchase Rights may be granted to Employees and Consultants, provided that Incentive Stock Options may only be granted to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

     (b) CRITERIA. In making any determination as to Employees and Consultants to whom Options and Stock Purchase Rights shall be granted, the Committee shall take into account such factors as it shall deem relevant in accomplishing the purpose of the Plan, including but not limited to the Employee's or Consultant's loyalty, performance, and experience.

     (c) ISO LIMITATIONS WITH RESPECT TO PRICE. In no event shall an Incentive Stock Option be grained to any person who, at the time such Option is granted, owns (as defined in Section 422A of the Internal Revenue Code of 1954) shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation or of its parent or subsidiary corporation, unless the option price is at least 110% of the fair market value of the stock subject to the Option.

     (d) ISO LIMITATIONS WITH RESPECT TO SHARES. Moreover, the aggregate fair market value (determined as of the time that option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual Employee during any single Calendar Year under this Plan and all the incentive stock option plans of the Corporation (and its parent and subsidiary corporations, if any), shall not exceed $100,000.

     (e) NO EMPLOYEE CONTRACT. The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of consulting services to the Corporation, nor shall it interfere in any way with his right or the Corporation's right to terminate his employment or services at any time.

     6.  PRICES.

     (a) GENERALLY.   The per share exercise price for the Shares to be
issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board. However, the exercise price of the Shares which shall be covered by each

Incentive Stock Option shall be at least 100% of the fair market value of the Shares at the time of granting the Incentive Stock Option. For purposes hereof, fair market value means an amount equal to the closing price on the applicable date for shares of Common Stock made and reported through the National Market System of the National Association of Securities Dealers, Inc., or such national stock exchange on which the Stock may then be listed and which constitutes the principal market for the Stock, or, if no sales of the Stock shall have been reported with respect to that date, on the next preceding date with respect to which sales are reported. If, however, the stock is not publicly traded at time of grant of an Incentive Stock Option, the fair market value at date of grant shall be established by the Board, in good faith, based on such information as it shall deem necessary.

     (b) PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, or Stock Purchase Right, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, or other Shares of Stock of the Corporation having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option or Stock Purchase Right shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law; provided however, no Optionee shall be entitled to pay for Shares to be issued upon exercise of an Incentive Stock Option by exchanging shares of the Corporation which were previously acquired as "statutory option stock," as that term is identified in Section 425 of the Code, until the applicable holding period, as prescribed by the Code, has been satisfied. In addition, the Corporation may accept a promissory note issued by a Purchaser in exercise of a Stock Purchase Right; provided that such note shall not be considered payment for the Shares and no Share Certificate shall issue until the note is paid in full. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Corporation.

     7.  OPTIONS.

     (a) GENERALLY. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the Option price of the Option, and all other terms and conditions of the Option.

     (b) TERM OF OPTION. The term of each Option may be up to ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

     (c) EXERCISE OF OPTION.

         (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Corporation or the Optionee, or both, and as shall be permissible under the terms of the Plan.

         (ii)  An Option may not be exercised for a fraction of a Share.

         (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 6 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights of a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

         (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sales under the Option, by the number of Shares as to which the Option is exercised.

         (v) Except as otherwise specifically provided herein, an Option may not be exercised at any time unless the holder thereof shall have maintained Continuous Status as an Employee or Consultant of the Corporation or of one or more of its subsidiaries, or a parent corporation, from the date of the granting of the Option to the date of its exercise.

     (d) TERMINATION OF EMPLOYMENT. In the event that the employment of an Employee or the engagement of a Consultant to whom an Option shall have been granted shall be terminated other than by reason of death or disability, such Option may be exercised (to the extent that the Employee or Consultant shall have been entitled to do so at the termination of his employment or consultancy) at any time within three (3) months after such termination, but in any event no later than the date of expiration of the Option term. So long as the holder of an Option shall maintain Continuous Status as an Employee or Consultant of the Corporation or one or more of its subsidiaries, his Option shall not be affected by any change of duties or position. To the extent that the holder of an Option was not entitled to exercise his Option at the time of his termination, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall itself terminate at the time of such termination.

     (e) DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7(d) above, in the event an Employee or Consultant is unable to continue his employment with or to perform services for the benefit of the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months after termination due to such disability (or such other period set forth in his Option

Agreement) exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall terminate. The Option may be exercised in the event of such disability by any parent, sibling, spouse or issue of the Employee or Consultant, or by any other person the Corporation reasonably believes to have the authority to exercise such Option on the Employee's or Consultant's behalf.

     (f) DEATH OF OPTIONEE. Unless otherwise set forth in the Option Agreement, in the event of the death of an Optionee:

         (1) if Optionee dies during the term of the Option and is at the time of his death an Employee or Consultant of the Corporation who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (or such other period set forth in his Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death (or such greater extent as set forth in Employee's stock Restriction Agreement); or

         (2) if Optionee dies within three (3) months after the termination of Continuous Status as an employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of such termination.

     8.  STOCK PURCHASE RIGHTS.

     (a) RIGHTS TO PURCHASE. After the Board determines that it will offer an Employee or Consultant the right to purchase Shares (other than pursuant to an Option) under the Plan, it shall advise the offer in writing of the terms, conditions, and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, the proposed Stock Purchase Agreement, and the time within which such person must accept such offer, which shall in no event exceed nine (9) months from the date upon which the Board of Directors or its Committee made the determination to grant the Stock Purchase Right. The offer may be accepted by execution of the Stock Purchase Agreement and its return to the Corporation (together with payment for the Stock being purchased) within the time specified.

     (b) ISSUANCE OF SHARES. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Corporation as a condition to the Purchaser purchasing such Shares.

     (c) OTHER PROVISIONS. The Stock Purchase Agreement shall contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board.

     9. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, or repurchase of Shares from a Purchaser upon termination of Employment, as well as the price per share of Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, the payment of a stock dividend with respect to the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option or Stock Purchase Right.

     11. ACCELERATION AND VESTING OF OPTIONS. In the event the Corporation consummates a transaction in which 50% of the outstanding shares of the Corporation are acquired or the assets of the Corporation are acquired, immediately prior to the consummation of such transaction, options and stock purchase rights granted under this plan become fully vested and immediately exercisable.

     12. EFFECTIVENESS OF PLAN. The Plan shall become effective on such date as the Board of Directors shall determine, but only after the shareholders of the Corporation shall, by the affirmative vote of a majority in interest of all the shares of the Corporation taken within twelve (12) months after the date the Plan is adopted, have approved the Plan.

     13. TIME OF GRANTING OPTIONS. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the Committee shall constitute the granting of any

Option. The granting of an Option shall take place only when a written Stock Option Agreement shall have been duly executed and delivered by or on behalf of the Corporation and the person to whom such Option shall be granted.

     14. TERMINATION AND AMENDMENT OF PLAN. The Plan shall terminate on July 1, 2005, and no Option or Stock Purchase Right shall be granted under the Plan after that date. The Board of Directors may at any time and from time to time modify or amend the Plan (including the form of Stock Option Agreement or Stock Purchase Agreement) in such respects as it shall deem advisable, including increasing the aggregate number of shares reserved under the plan by an amount not to exceed 25% (125,000 shares). The Board of Directors may not make changes in the class of persons eligible to receive options or rights under the Plan, including the definitions of "Employee" and "Consultant" without approval by a majority in interest of all the shares of the Corporation. The termination or any modification or amendment of the Plan shall not, without the consent of the employee, affect his rights under an Option theretofore granted to him unless such amendment is required to enable the Option to qualify as an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1954.

     15. ISSUANCE OF SHARES.

     (a) Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance, which approval shall not be unreasonably withheld.

     (b) As a condition to the exercise of an Option or Stock Purchase Right, the Corporation may impose various conditions, including a requirement that the person exercising such Option represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     16. RESERVATION OF SHARES. The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect to the failure to issue or sell such Shares as to which such requisits authority shall not have been obtained, provided that such inability is not directly caused by the Corporation or its agents or cannot be cured by the Corporation without unreasonable effort or expense.

     PROXY           INTERNET COMMUNICATIONS CORPORATION          PROXY
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas C. Galley and Arnell J. Galley, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Internet Communications Corporation held of record by the undersigned on April 25, 1996 at the Annual Meeting of Shareholders to be held on May 30, 1996, or any adjournment thereof.

1. Election of Directors:
   / / FOR all nominees listed below    / / WITHHOLD AUTHORITY to vote
       (except as marked to the contrary)   for all the nominees listed below.

  THOMAS C. GALLEY   DALE R. MORRISON   ARNELL J. GALLEY   PETER J.GUGLIELMI

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CROSS OUT THAT NOMINEE'S NAME ABOVE.)

2. Proposal to approve Hein + Associates as the independent auditors:

             / / For      / / Against      / / Abstain

3. To consider and set on a proposal to approve the adoption of the Company's 1995 Stock Option Plan for Non-Employee Directors

             / / For      / / Against      / / Abstain

4. To consider and act on a proposal to approve the adoption of the Company's 1996 Incentive Stock Plan.

             / / For      / / Against      / / Abstain

5. To transact such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, Proxy Statement and Annual Report furnished therewith.

                                       __________________________________

                                       __________________________________
                                       (Signature(s) of Shareholder(s)

                                       Signature(s) should agree with
                                       name(s) appearing hereon. Executors,
                                       administrators, trustees, guardians
                                       and attorneys should indicate when
                                       signing. Attorneys should indicate
                                       when signing. Attorneys should submit
                                       powers of attorney.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNET COMMUNICATIONS CORPORATION. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.